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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 19, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

            0-24260                                      11-3131700
            --------                                     ----------
    (Commission File Number)               (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
                    (Address of principal executive offices
                              including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

         On July 19, 2001, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce expected second quarter earnings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                     Page
                  -------                                                   ----
                  99.1(i)  Press Release dated July 19, 2001 to announce
                           expected second quarter earnings................  A-1

                  (i) Filed herewith.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   ----------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: July 19, 2001



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                                  EXHIBIT INDEX


         (c)      Exhibit
                    No.                                                                                    Page
                  -------                                                                                  ----
                      99.1(i)  Press Release dated July 19, 2001 to
                               announce expected second quarter earnings.................................  A-1


(i) Filed herewith.